                                                    Pursuant to Rule 497(c)
                                                    Registration File #333-17217

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001



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This Prospectus describes the fifteen (15) Portfolios* offered by EQ Advisors
Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.



            DOMESTIC PORTFOLIOS                       INTERNATIONAL STOCK PORTFOLIOS
------------------------------------------   -------------------------------------------------
            EQ/Aggressive Stock                            EQ/Alliance Global**
         EQ/Alliance Common Stock**               EQ/T. Rowe Price International Stock**
         EQ/Alliance Growth and Income**
           EQ/Alliance Technology                         FIXED INCOME PORTFOLIOS
           EQ/AXP New Dimensions             -------------------------------------------------
           EQ/Equity 500 Index**                          EQ/Alliance High Yield**
         EQ/Lazard Small Cap Value**          EQ/Alliance Intermediate Government Securities**
       EQ/MFS Emerging Growth Companies**               EQ/Alliance Money Market**

                                                        BALANCED/HYBRID PORTFOLIOS
                                             -------------------------------------------------
                                                      EQ/Alliance Growth Investors**
                                                                EQ/Balanced



* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Effective May 18, 2001, the names of all of the Portfolios will include
   "EQ/".
   -----------------------------------------------------------------------------

  YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 13

Overview



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 EQ ADVISORS TRUST

 This Prospectus tells you about the (fifteen (15) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the EQ/Lazard Small Cap Value Portfolio are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
 (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents



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
 1

---
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                         4
------------------------------------------------------------
 2

---
 ABOUT THE INVESTMENT PORTFOLIOS                          12
------------------------------------------------------------
    DOMESTIC PORTFOLIOS                                   16
       EQ/Aggressive Stock                                16
       EQ/Alliance Common Stock                           19
       EQ/Alliance Growth and Income                      21
       EQ/Alliance Technology                             23
       EQ/AXP New Dimensions                              25
       EQ/Equity 500 Index                                26
       EQ/Lazard Small Cap Value                          28
       EQ/MFS Emerging Growth Companies                   30
    INTERNATIONAL STOCK PORTFOLIOS                        32
       EQ/Alliance Global                                 32
       EQ/T. Rowe Price International Stock               34
    FIXED INCOME PORTFOLIOS                               36
       EQ/Alliance High Yield                             36
       EQ/Alliance Intermediate Government Securities     39
       EQ/Alliance Money Market                           43
    BALANCED/HYBRID PORTFOLIOS                            46
       EQ/Alliance Growth Investors                       46
       EQ/Balanced                                        48
 3

---
 MORE INFORMATION ON PRINCIPAL RISKS                      52
------------------------------------------------------------


 4

---
 MANAGEMENT OF THE TRUST                                  58
------------------------------------------------------------
    The Trust                                             58
    The Manager                                           58
    Expense Limitation Agreement                          60
    The Advisers                                          61
    The Administrator                                     61
    The Transfer Agent                                    61
    Brokerage Practices                                   61
    Brokerage Transactions with Affiliates
 5
                                                          62

---
 FUND DISTRIBUTION ARRANGEMENTS                           63
------------------------------------------------------------
 6

---
 PURCHASE AND REDEMPTION                                  64
------------------------------------------------------------
 7

---
 HOW ASSETS ARE VALUED                                    65
------------------------------------------------------------
 8

---
 TAX INFORMATION                                          66
------------------------------------------------------------
 9

---
 FINANCIAL HIGHLIGHTS                                     67
------------------------------------------------------------
 10

---
 PRIOR PERFORMANCE OF EACH ADVISER                        82
------------------------------------------------------------

1
Summary information concerning EQ Advisors Trust


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The following chart highlights the fifteen (15) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 52.


EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
PORTFOLIO                             INVESTMENT OBJECTIVE(S)
EQ/AGGRESSIVE STOCK                  Seeks to achieve long-term growth of capital

EQ /ALLIANCE COMMON STOCK            Seeks to achieve long-term growth of capital and increased income

EQ/ALLIANCE GROWTH AND INCOME        Seeks to provide a high total return through investments
                                     primarily in dividend paying stocks of good quality,
                                     although the Portfolio also may invest in fixed-income and convertible securities

EQ/ALLIANCE TECHNOLOGY               Seeks to achieve growth of capital. Current income is
                                     incidental to the Portfolio's objective

EQ/AXP NEW DIMENSIONS                Seeks long-term growth of capital

EQ/EQUITY 500 INDEX                  Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                                     reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index

EQ/LAZARD SMALL CAP VALUE            Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the
                                     Russell 2000 Index) that the Adviser considers
                                     inexpensively priced relative to the return on total capital or equity

EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth



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
 PRINCIPAL INVESTMENT STRATEGIES                                    PRINCIPAL RISKS
Following a transition period of up to one year, equity           General investment, multiple-adviser, small-cap and
securities of U.S. companies of large market capitalizations      mid-cap company, growth investing, liquidity, derivatives, and foreign securities risks

Stocks and other equity securities (including preferred           General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities           derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and      company, junk bond, fixed income, and securities lending
securities lending                                                risks

Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks

Securities of companies in various industries that are            General investment, sector, growth investing, small-cap
expected to benefit from technological advances and               and mid-cap companies, derivatives, foreign securities,
improvements with potential for capital appreciation and          fixed income, and securities lending risks
growth of capital, including well-known, established
companies or new or unseasoned companies

Common stocks of companies showing the potential for              General investment, growth investing and foreign securities
significant growth (often including securities of companies       risks
operating in areas with dynamic economic and
technological changes occurring and foreign markets)

Securities in the S&P 500 Index, derivatives, and securities      General investment, index-fund, derivatives, leveraging,
lending                                                           and securities lending risks

Equity securities of small-cap U.S. companies in the range        General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the          value investing, and non-diversification risks
Adviser believes are undervalued based on their return on
equity or capital


Equity securities of emerging growth companies with the           General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major           foreign securities, portfolio turnover, and growth investing
enterprises whose rates of earnings growth are expected to        risks
accelerate



     -------------------------                               EQ Advisors Trust

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
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
PORTFOLIO                                INVESTMENT OBJECTIVE(S)
EQ/ALLIANCE GLOBAL                       Seeks long-term growth of capital



EQ/T. ROWE PRICE INTERNATIONAL STOCK     Seeks long-term growth of capital through investment
                                         primarily in common stocks of established non-U.S.
                                         companies

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
PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
Equity securities of U.S. and established foreign companies      General investment, growth investing, foreign securities,
(including shares of other mutual funds investing in foreign     liquidity, and derivatives risks
securities), debt securities, derivatives, and securities
lending

Common stocks of established foreign companies                   General investment, growth investing, foreign securities,
                                                                 and liquidity, risks




     -------------------------                               EQ Advisors Trust

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
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
PORTFOLIO                                         INVESTMENT OBJECTIVE(S)
EQ/ALLIANCE HIGH YIELD                             Seeks to achieve a high total return through a combination of current income and capital appreciation by investing
                                                   generally in high yield securities

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                   relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                   interest by the U.S. Government or its agencies or
                                                   instrumentalities


EQ/ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity

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
 PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks

Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    portfolio turnover, and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending

High quality U.S. dollar-denominated money market              General investment, money market, asset-backed
instruments (including foreign securities) and securities      securities, leveraging, foreign securities, and securities
lending                                                        lending risks



     -------------------------                               EQ Advisors Trust

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
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
PORTFOLIO                        INVESTMENT OBJECTIVE(S)
EQ/ALLIANCE GROWTH INVESTORS     Seeks to achieve the highest total return consistent with
                                 the Adviser's determination of reasonable risk

EQ/BALANCED                      Seeks to achieve a high return through both appreciation
                                 of capital and current income


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
 PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
Equity securities (including foreign stocks, preferred stocks,   General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized     leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt           small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities          bond, portfolio turnover, and foreign securities risks
lending

Debt and equity securities, money market instruments,            General investment, multiple adviser, asset allocation, fixed
foreign securities, derivatives, and securities lending          income, derivatives, leveraging, liquidity, securities lending, portfolio turnover, and foreign securities risks



     -------------------------                               EQ Advisors Trust

2
About the investment portfolios



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 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

 THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S.
 dollar-denominated bonds issued outside the United States).



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 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX
 ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX
 ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

 THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
 ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings. The Russell 1000(Reg. TM) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

 THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

 THE RUSSELL 3000(TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

 THE RUSSELL MIDCAP(Reg. TM) GROWTH INDEX ("Russell MidCap Growth") is an unmanaged list of common stocks that measures the performance of the 800 smallest companies in the Russell 1000 Index representing approximately 35% of the total market capitalization of the Russell 1000 Index. (The Russell 1000 Index measures the performance of the 1,000 largest companies based on total market capitalization.) The Russell MidCap Growth Index measures the performance of those companies with higher


     ----------------------------------------------------    EQ Advisors Trust

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price-to-book ratios and higher forecasted growth values. It is compiled by the
Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of June 30, 2000 of about $1.6 billion), liquidity, and industry group representation. The S&P 400 MidCap returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

50% (OR 70%) S&P 500 INDEX/50% (OR 30%) LEHMAN GOV'T/CORP. INDEX is made up of 50% (or 70%) of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 30%) of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

50% S&P 500 INDEX/50% LEHMAN AGGREGATE BOND INDEX is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last

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 sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.


     ----------------------------------------------------    EQ Advisors Trust

DOMESTIC PORTFOLIOS




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 EQ/AGGRESSIVE STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


 THE INVESTMENT STRATEGY

 The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers. In order to achieve the Portfolio's investment objective, the Portfolio, as a whole, will invest primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

 The Portfolio may also invest in securities of small and mid-cap issuers, companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are either early in their life cycle but have the potential to become major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Multiple-Adviser Risk
      o Growth Investing Risk
      o Small-Cap and Mid-Cap Company Risk
      o Liquidity Risk
      o Derivatives Risk
      o Foreign Securities Risk


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly



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 changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 86.9%   -3.2%    16.8%   -3.8%   31.6%   22.2%   10.9%   0.3%   18.84% -13.13%

 Best quarter (% and time period)   Worst quarter (% and time period)
 40.10% (1991 1st Quarter)          (27.19)% (1998 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                    ONE YEAR       FIVE YEARS     TEN YEARS
 EQ/Aggressive Stock Portfolio
   - Class IA Shares                (13.13)%        7.02%         14.14%
 Russell 3000 Growth
   Index*, **                       (22.42)%       17.08%         16.85%
 50% S&P 400 MidCap
   Index/50% Russell
   2000*                              7.31%        15.45%         17.79%
 S&P 400 MidCap Index*               17.50%        20.41%         19.86%

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc. have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager


     ----------------------------------------------------    EQ Advisors Trust

----------
   18
--------------------------------------------------------------------------------

 intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

      WALTON D. PEARSON and JOSHUA B. LISSER have been managing the Alliance portion of the Portfolio March 2001. Mr. Pearson is a Senior Vice President and Portfolio Manager and has been with Alliance since 1993. Mr. Lasser is a Senior Vice President and Portfolio Manager and has been with Alliance since 1992.

 MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1200, Denver, Colorado 80202. Marisco was added as of February 1, 2001. Marsico is a wholly-owned subsidiary of Bank of America Corporation. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships as well as separately managed accounts for individuals, corporations, charities and retirement plans.

      THOMAS F. MARSICO is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Marsico. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

 MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

      The Portfolio Managers for the portion of assets allocated to MFS are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio's assets allocated to MFS.

 PROVIDENT INVESTMENT COUNSEL, INC. ("Provident"), 300 North Lake Avenue, Pasadena, California 91101. Provident was added as an Adviser to the Portfolio as of February 1, 2001. Provident manages domestic investment portfolios for corporate, government, mutual funds and individual clients. Provident is a wholly owned subsidiary of Old Mutual, PLC, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses.

      A team of investment professionals of Provident will be primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.

----------
  19
--------------------------------------------------------------------------------

 EQ/ALLIANCE COMMON STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's Rating Services ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Derivatives Risk
      o Foreign Securities Risk
      o Convertible Securities Risk
      o Small-Cap and Mid-Cap Company Risk
      o Fixed Income Risk
         Junk Bond Risk
      o Securities Lending Risk
      o Leveraging Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is January 13, 1976. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.


     ----------------------------------------------------    EQ Advisors Trust

----------
   20
--------------------------------------------------------------------------------

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 37.9%    3.3%    24.8%   -2.1%   32.5%   24.3%   29.4%  29.4%   25.19% -14.03%


 Best quarter (% and time period)    Worst quarter (% and time period)
 28.42% (1998 4th Quarter)           (14.99)% (1998 3rd Quarter)


                     AVERAGE ANNUAL TOTAL RETURNS
                                ONE YEAR       FIVE YEARS     TEN YEARS
 EQ/Alliance Common Stock
   Portfolio  - Class IA
   Shares                    (14.03)%         17.50%         17.83%
 S&P 500 Index*               (9.10)%         18.33%         17.44%

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

----------
  21
--------------------------------------------------------------------------------

 EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a high total return through investments primarily in dividend paying stocks of good quality, although the Portfolio also may invest in fixed-income and convertible securities.

 THE INVESTMENT STRATEGY

 The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

 o  that have a total market capitalization of at least $1 billion;

 o  that pay periodic dividends; and

 o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

 It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

 The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

 The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

 The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Convertible Securities Risk
      o Derivatives Risk
      o Fixed Income Risk
         Junk Bond Risk
      o Foreign Securities Risk
      o Leveraging Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.


     ----------------------------------------------------    EQ Advisors Trust

----------
   22
--------------------------------------------------------------------------------

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

       1994      1995      1996      1997      1998      1999      2000
       -0.6%    24.1%      20.1%     26.9%     20.9%    18.66%     8.95%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.28% (1998 4th Quarter)           (15.03)% (1998 3rd Quarter)

 AVERAGE ANNUAL TOTAL RETURNS
                                                                     SINCE
                                      ONE YEAR      FIVE YEARS     INCEPTION
 EQ/Alliance Growth and Income
    Portfolio - Class IB Shares          8.95%     18.95%         15.98%
 S&P 500 Index*                         (9.10)%    18.33%         17.94%
 Russell 1000 Value Index*,**            7.01%     16.91%         16.11%
 75% S&P 500 Index/25%
    Value Line Convertible*             (8.52)%    15.67%         15.47%

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PAUL RISSMAN has been the person responsible for the day-to-day management of the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

----------
  23
--------------------------------------------------------------------------------

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o  invest up to 10% of its total assets in warrants; and

o  make loans of its portfolio securities of up to 33.3% of its total assets.

When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks in investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Sector Risk
      o Growth Investing Risk
      o Small-Cap and Mid-Cap Company Risk
      o Derivatives Risk
      o Foreign Securities Risks
      o Fixed Income Securities Risk
      o Securities Lending Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


     ----------------------------------------------------    EQ Advisors Trust

----------
   24
--------------------------------------------------------------------------------

 PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.

----------
  25
--------------------------------------------------------------------------------

 EQ/AXP NEW DIMENSIONS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

 The Portfolio's Adviser selects investments by:

 o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

 o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

 In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

 o  the security is overvalued relative to alternative investments;

 o  the company has met the Adviser's earnings and/or growth expectations;

 o  political, economic, or other events could affect the company's performance;


 o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

 o  the Adviser identifies a more attractive opportunity.

 Although not a primary investment strategy, the Portfolio also may invest in other instruments, such as money market securities, preferred stocks, debt obligations (of any rating), and convertible securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) to produce incremental earnings, hedge existing positions and increase flexibility.

 When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

     o Growth Investing Risk
     o Foreign Securities Risk

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

 GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. Doug Guffy and Anne Obermeyer serve as portfolio managers and have been associated with AEFC since 1994 and 1984, respectively.


     ----------------------------------------------------    EQ Advisors Trust

----------
   26
--------------------------------------------------------------------------------

 EQ/EQUITY 500 INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 THE INVESTMENT STRATEGY

 The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

 The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

 Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Index-Fund Risk
      o Derivatives Risk
      o Securities Lending Risk
      o Leveraging Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares

----------
  27
--------------------------------------------------------------------------------

 the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

              1995      1996      1997      1998      1999      2000
             36.5%      22.4%     32.6%     28.1%    20.40%     -9.6%



 Best quarter (% and time period)    Worst quarter (% and time period)
 21.13% (1998 4th Quarter)           (9.97)% (1998 3rd Quarter)


                        AVERAGE ANNUAL TOTAL RETURNS*
                                                                      SINCE
                                       ONE YEAR      FIVE YEARS     INCEPTION
 EQ/Equity 500 Index Portfolio -
   Class IB Shares                  (9.58)%         17.73%         18.10%
 S&P 500 Index**                    (9.10)%         18.33%         18.60%

 * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see the preceding section "The
    Benchmarks."

 WHO MANAGES THE PORTFOLIO
 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.


     ----------------------------------------------------    EQ Advisors Trust

----------
   28
--------------------------------------------------------------------------------

 EQ/LAZARD SMALL CAP VALUE
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.


   For more information on The Russell 2000, see the preceding section "The Benchmarks".

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

 Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Value Investing Risk
      o Small-Cap and Mid-Cap Company Risk
      o Non-Diversification Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any

----------
  29
--------------------------------------------------------------------------------

 insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

                CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

                 -7.03%      1.66%     18.56%
                  1998       1999       2000

 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                          ONE YEAR      INCEPTION
 EQ/Lazard Small Cap Value Portfolio
  - Class IB Shares                         18.56%         3.86%
 Russell 2000 Value Index*,**               22.83%         4.22%
 Russell 2000 Index*                        (3.02)%        4.65%

 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

 HERBERT W. GULLQUIST, LEONARD M. WILSON and PATRICK MULLIN are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Gullquist, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, has been with LAM since 1982 and has been managing the Portfolio since its inception. Mr. Wilson, a Director of LAM, has been with LAM since 1988 and has been managing the Portfolio since January 2001. Mr. Mullin, a Senior Vice President of LAM, has been with LAM since February 1998 and has been managing the Portfolio since January 2001. Prior thereto, he was associated with Target Capital Management from February 1997; and prior thereto, he was associated with Dillon, Read & Co, Inc. since September 1992.


     ----------------------------------------------------    EQ Advisors Trust

----------
   30
--------------------------------------------------------------------------------

 EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Growth Investing Risk
      o Small-Cap and Mid-Cap Company Risk
      o Foreign Securities Risk
      o Portfolio Turnover Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any

----------
  31
--------------------------------------------------------------------------------

 insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

                 34.57%     73.62%    -18.83%
                  1998       1999       2000


 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (19.03)% (2000 4th Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                                         SINCE
                                        ONE YEAR       INCEPTION
 EQ/MFS Emerging Growth Companies
 Portfolio - Class IB Shares              (18.83)%       25.78%
 Russell 3000 Growth Index*,**            (22.42)%       15.81%
 Russell 2000 Index*                       (3.02)%       10.93%

 *   For more information on this index, see the preceding section "The
     Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio; DALE A. DUTILE, a Senior Vice President of MFS, who has been with MFS since 1994; JOHN LATHROP, a Senior Vice President of MFS, who has been with MFS since 1994; and DAVID E. SETTE-DUCATI, a Senior Vice President of MFS, who has been with MFS since 1995.


     ----------------------------------------------------    EQ Advisors Trust

INTERNATIONAL STOCK PORTFOLIOS


----------
   32
--------------------------------------------------------------------------------

 EQ/ALLIANCE GLOBAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of  capital.

 THE INVESTMENT STRATEGY
 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

 The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

 The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

     o Growth Investing Risk
     o Foreign Securities Risk
         Emerging Market Risk
         Regulatory Risk
     o Liquidity Risk
     o Derivatives Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these

----------
  33
--------------------------------------------------------------------------------

 purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

  1991    1992    1993    1994   1995    1996    1997    1998    1999     2000
 30.5%   -0.5%    32.1%   5.2%   18.8%   14.6%   11.7%   21.8%   38.53%  -18.66%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.59% (1998 4th Quarter)           (16.99)% (1999 3rd Quarter)



AVERAGE ANNUAL TOTAL RETURNS
                          ONE YEAR       FIVE YEARS     TEN YEARS
 EQ/Alliance Global
   Portfolio -
   Class IA Shares     (18.66)%         11.92%         14.18%
 MSCI World
   Index*              (13.18)%         12.12%         11.93%

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

     ----------------------------------------------------    EQ Advisors Trust

----------
   34
--------------------------------------------------------------------------------

 EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The Adviser may purchase the stock of companies of any size, but the focus will typically be on large, and to a lesser extent, medium-sized companies.

 Country allocation is driven largely by stock selection, though the Adviser may limit investments in markets that appear to have poor overall prospects; while the Adviser invests with an awareness of the global economic backdrop and its outlook for individual companies in industry sectors and individual countries, "bottom-up" stock selection is the focus of the Adviser's decision-making.


   For purposes of this Portfolio, an emerging country includes any country defined as emerging by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation or the United Nations.

 The Adviser employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth. The Adviser seeks to purchase stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence the allocations among large-, mid- or small-cap shares. In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have one or more of the following characteristics:

     o leading market position;

     o attractive business niche;

     o strong franchise or natural monopoly;

     o technological leadership or proprietary advantages;

     o seasoned management;

     o earnings growth and cash flow sufficient to support growing dividends;

     o healthy balance sheet with relatively low debt.

 The Portfolio expects to invest substantially all of its assets in common stocks of large and, to a lesser extent, medium-sized companies. Typically, however, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective.

 The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market instruments, and U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. stocks. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Growth Investing Risk

      o Foreign Securities Risk

----------
  35
--------------------------------------------------------------------------------

         Currency Risk

         Emerging Market Risk

         Regulatory Risk

         Political/Economic Risk

         Geographic Risk

      o Liquidity Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


 CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

               13.68%       31.92%      -18.70%
                1998         1999        2000



 Best quarter:                       Worst quarter:
 24.01% (1999 4th Quarter)           (13.68)% (1998 3rd Quarter)



 AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                          ONE YEAR       INCEPTION
 EQ/T. Rowe Price International
 Stock Portfolio - Class IB Shares          (18.70)%        5.12%
 MSCI EAFE Index*                           (14.17)%        8.42%

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE INTERNATIONAL, INC. ("TRPI") 100 East Pratt Street, Baltimore, MD 21202. TRPI is the successor to the Portfolio's previous adviser, Rowe Price-Fleming International, Inc. TRPI is a wholly-owned subsidiary of T. Rowe Price Associates, Inc.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.


     ----------------------------------------------------    EQ Advisors Trust

FIXED INCOME PORTFOLIOS



----------
   36
--------------------------------------------------------------------------------

 EQ/ALLIANCE HIGH YIELD PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high total return through a combination of current income and capital appreciation by investing generally in high yield securities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified mix of high yield fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

 The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

 The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

 The Portfolio will not invest more than 10% of its total assets in:

 (i) fixed income securities which are rated lower than BB or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

 (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than BB or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

 o fixed income securities which the Adviser believes have similar characteristics to securities which are rated BB or higher by Moody's or B- or higher by S&P, or

 o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

 In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

 The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

 When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 Performance may be affected by one or more of the following risks, which are described in detail on page 52.

      o Fixed Income Risk

         Interest Rate Risk

         Junk Bond Risk

         Mortgage-Backed Securities Risk

      o Loan Participation and Assignment Risk

      o Small Cap and Mid-Cap Company Risk

      o Derivatives Risk

----------
  37
--------------------------------------------------------------------------------

      o Foreign Securities Risk

      o Leveraging Risk

      o Liquidity Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

  1991    1992    1993    1994    1995    1996    1997   1998    1999    2000
 24.5%   12.3%    23.2%  -2.8%   19.9%   23.0%   18.5%  -5.2%   -3.35%  -8.65%



 Best quarter (% and time period)    Worst quarter (% and time period)
 8.00% (1997 2nd Quarter)            (10.97)% (1998 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                        ONE YEAR      FIVE YEARS     TEN YEARS
 EQ/Alliance High Yield Portfolio
   - Class IA Shares                      (8.90)%    3.78%              9.09%
 CSFB Index*,**                           (5.21)%    4.51%             11.20%
 ML Master*                               (3.79)%    4.89%             10.86%

*   For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 KENNETH D. SMALLEY and GREGORY R. DUBE have been responsible for the day-to-day management of the Portfolio. Mr. Smalley joined Alliance in 1999 and is a Vice President


     ----------------------------------------------------    EQ Advisors Trust

----------
   38
--------------------------------------------------------------------------------

 and portfolio manager responsible for the management of high yield assets. Prior to joining Alliance, Mr. Smalley was a Vice President and senior high yield bond trader with Paine Webber Group, Inc. for three years; and prior thereto he spent four years at Teachers Insurance & Annuities Association as a Senior Portfolio Analyst. Mr. Dube joined Alliance in 1998 and is a Senior Vice President and head of the Global High Yield Group. Prior to joining Alliance, Mr. Dube was a senior member of Lazard Freres' Fixed Income Group for three years and prior thereto, Mr. Dube was a Partner of Donaldson, Lufkin and Jenrette for three years.

----------
  39
--------------------------------------------------------------------------------

 EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

 The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

 In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

 The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

 Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

 o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

 o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

 o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.


     ----------------------------------------------------    EQ Advisors Trust

----------
   40
--------------------------------------------------------------------------------

 o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

 o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

 o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

 o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.


   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

 The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

 THE PRINCIPAL RISKS

 This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Fixed Income Risk

         Asset-Backed Securities Risk

         Interest Rate Risk

         Investment Grade Securities Risk

         Mortgage-Backed Securities Risk

----------
  41
--------------------------------------------------------------------------------

      o Derivatives Risk

      o Leveraging Risk

      o Portfolio Turnover Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

       1992    1993    1994    1995    1996    1997   1998    1999    2000
       5.5%    10.6%  -4.4%   13.3%    3.8%    7.3%   7.7%    0.02%   9.27%

 Best quarter (% and time period)    Worst quarter (% and time period)
 5.31% (1991 3rd Quarter)            (2.96)% (1994 1st Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares      8.99%       5.28%          6.30%
 Lehman Intermediate
   Government Bonds*               10.47%       6.19%          7.14%

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance has been associated with Alliance for the past five


     ----------------------------------------------------    EQ Advisors Trust

----------
   42
--------------------------------------------------------------------------------

 years. Mr. Feingold is a Senior Vice President of Alliance and has been associated with Alliance and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.

----------
  43
--------------------------------------------------------------------------------

 EQ/ALLIANCE MONEY MARKET PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

 The instruments in which the Portfolio invests include:

 o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

 o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

      (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

      (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
          (ii) long term debt rated at least AA by S&P or Aa by Moody's;

 o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

 o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

 o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

 o  floating rate or master demand notes; and

 o  repurchase agreements covering U.S. Government securities.

 If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

 Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

 The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of up to 50% of its total portfolio securities.

 THE PRINCIPAL RISKS

 Performance may be affected by one or more of the following risks, which are described in detail on page 52.

      o Money Market Risk

      o Asset-Backed Securities Risk

      o Leveraging Risk

      o Foreign Securities Risk

      o Securities Lending Risk

     ----------------------------------------------------    EQ Advisors Trust

----------
   44
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN
[GRAPHIC OMITTED]

 1991      1992    1993    1994    1995    1996    1997   1998    1999    2000
 6.2%      3.6%    3.0%    4.0%    5.7%    5.3%    5.4%   5.3%   4.96%    6.24%



 Best quarter (% and time period)             Worst quarter (% and time period)
 2.00% (1997 2nd Quarter)                     .69% (1992 4th Quarter)

 The Portfolio's 7-day yield for the quarter ended December 31, 2000 was 5.45%.


AVERAGE ANNUAL TOTAL RETURNS
                                    ONE YEAR     FIVE YEARS     TEN YEARS
 EQ/Alliance Money Market
   Portfolio - Class IA Shares     6.24%        5.46%          4.97%
 3-Month Treasury Bill             5.95%        5.25%          4.86%

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

----------
  45
--------------------------------------------------------------------------------

 RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

BALANCED/HYBRID PORTFOLIOS



----------
   46
--------------------------------------------------------------------------------

 EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

 THE INVESTMENT STRATEGY

 The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

 The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Asset Allocation Risk

      o Fixed Income Risk

         Interest Rate Risk

         Junk Bond Risk

      o Leveraging Risk

      o Small-Cap and Mid-Cap Company Risk

      o Liquidity Risk

      o Convertible Securities Risk

      o Derivatives Risk

      o Foreign Securities Risk

      o Portfolio Turnover Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to:
 (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999

----------
  47
--------------------------------------------------------------------------------

 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


 1991      1992    1993    1994    1995    1996    1997   1998    1999    2000
48.8%      4.9%   15.3%   -3.2%   26.4%   12.6%   16.9%  19.1%  26.58%   -6.71%



 Best quarter (% and time period)    Worst quarter (% and time period)
 18.16% (1998 4th Quarter)           (9.72)% (1998 3rd Quarter)


                        AVERAGE ANNUAL TOTAL RETURNS
                                      ONE YEAR      FIVE YEARS     TEN YEARS
 EQ/Alliance Growth Investors
   Portfolio - Class IA Shares     (6.71)%         13.11%         15.10%
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*, **         (2.99)%         14.87%         14.74%
 S&P 500 Index*                    (9.10)%         18.33%         17.44%

 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


     ----------------------------------------------------    EQ Advisors Trust

----------
   48
--------------------------------------------------------------------------------

 EQ/BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio employs multiple Advisers, each of whom are responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.

 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general

----------
  49
--------------------------------------------------------------------------------

 market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 52.

      o Multiple-Adviser Risk

      o Asset Allocation Risk

      o Derivatives Risk

      o Foreign Securities Risk

      o Liquidity Risk

      o Fixed Income Risk

         Interest Rate Risk

         Investment Grade Securities Risk

      o Leveraging Risk

      o Portfolio Turnover Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

 1991      1992    1993    1994    1995    1996    1997   1998    1999    2000
41.3%     -2.8%   12.3%   -8.0%   19.8%   11.7%   15.1%  18.1%  17.79%   -1.32%



 Best quarter (% and time period)    Worst quarter (% and time period)
 15.13% (1991 4th Quarter)           (6.58)% (1998 3rd Quarter)


                       AVERAGE ANNUAL TOTAL RETURNS
                                     ONE YEAR      FIVE YEARS     TEN YEARS
 EQ/Balanced Portfolio - Class
   IA Shares                      (1.58)%         11.47%         11.19%
 50% S&P 500/50% Lehman
   Aggregate*,**                   1.27 %         12.40%         12.70%
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*             1.17 %         12.48%         12.87%
 S&P 500 Index*                   (9.10)%         18.33%         17.44%

 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the


     ----------------------------------------------------    EQ Advisors Trust

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 Portfolio's assets among Advisers. Currently, Alliance Capital Management,
 L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance are as follows:

    TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance and has been associated with Alliance since 1970. Ms. Martier is a Senior Vice President of Alliance and has been associated with Alliance since prior to 1995.

 CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 .

 Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio's total assets allocated to Capital Guardian, other than that managed by the group of research analysts, are as follows:

    MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

    DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

    THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

    EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

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    TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital
    International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

    ALAN J. WILSON. Alan J. Wilson is a Vice President of Capital International Research, Inc., a portfolio manager for Capital Guardian and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

    KAREN MILLER. Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. and is a portfolio manager of U.S. Equity, U.S. Value Equity and U.S. Small Capitalization portfolios. She joined the Capital Guardian organization in 1990.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987.

 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

 The individual portfolio managers for that portion of the Portfolio's total assets allocated to PIFM and Jennison are as follows:

    MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

    KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.

 PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.


     ----------------------------------------------------    EQ Advisors Trust

3
More information on principal risks


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 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation

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 and the risk that changes in value of the derivative may
 not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


     Credit risk is particularly significant for certain Portfolios, such as the EQ/Alliance Growth Investors Portfolio and the EQ/Alliance High Yield Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other nationally recognized securities ratings organizations ("NRSRO") or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the EQ/Alliance Growth Investors Portfolio and the EQ/Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate


 ----------------------------------------------------        EQ Advisors Trust

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     changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market

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     countries may be required to establish special custody or other arrangements before investing.

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 FOCUSED PORTFOLIO RISK: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The EQ/Equity 500 Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest


     ----------------------------------------------------    EQ Advisors Trust

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 in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

 LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 NON-DIVERSIFICATION RISK: The EQ/Lazard Small Cap Value Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of the non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, the Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The non-diversified Portfolio intends to qualify as a RIC.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities



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 without regard to the effect on portfolio turnover. Higher portfolio turnover
 (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/Alliance High Yield and EQ/Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


     ----------------------------------------------------    EQ Advisors Trust

4
Management of the Trust


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 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


 INDEX PORTFOLIO
 EQ/Equity 500 Index     0.250%

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 59
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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                       FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS                                  $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
------------------------------------------------ -------------- -------------- ------------ -------------- -----------
EQ/Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
EQ/Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
EQ/Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                            FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                      $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
-------------------------------------- ------------ ------------ ------------ ------------ -----------
EQ/AXP New Dimensions                      0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Aggressive Stock                        0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                                0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Common Stock                   0.550%       0.500%       0.475%       0.450%       0.425%
EQ/Alliance Global                         0.750%       0.700%       0.675%       0.650%       0.625%
EQ/Alliance Growth and Income              0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Growth Investors               0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Alliance Technology                     0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Lazard Small Cap Value                  0.750%       0.700%       0.675%       0.650%       0.625%
EQ/MFS Emerging Growth Companies           0.650%       0.600%       0.575%       0.550%       0.525%
EQ/T. Rowe Price International Stock       0.850%       0.800%       0.775%       0.750%       0.725%

For one Portfolio (i.e., EQ/T. Rowe Price International Stock Portfolio) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.


     -------------------------                               EQ Advisors Trust

----------
   60
--------------------------------------------------------------------------------

 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000


                                        ANNUAL        RATE OF
                                        RATE          FEES
 PORTFOLIOS                           RECEIVED       WAIVED
 EQ/Aggressive Stock                0.58%         0.00%
 EQ/Balanced                        0.52%         0.00%
 EQ/Alliance Common Stock           0.42%         0.00%
 EQ/Alliance Global                 0.69%         0.00%
 EQ/Alliance Growth & Income        0.56%         0.00%
 EQ/Alliance Growth Investors       0.54%         0.00%
 EQ/Alliance High Yield             0.60%         0.00%
 EQ/Alliance Intermediate           0.50%         0.00%
   Government Securities
 EQ/Alliance Money Market           0.34%         0.00%
 EQ/Alliance Technology             0.90%         0.06%
 EQ/AXP New Dimensions              0.65%         1.18%
 EQ/Equity 500 Index                0.26%         0.00%
 EQ/Lazard Small Cap Value          0.76%         0.03%
 EQ/MFS Emerging Growth             0.60%         0.00%
   Companies
 EQ/T. Rowe Price International     0.75%         0.01%
   Stock

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2002 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as sole Investment Adviser, other than EQ/Alliance Technology Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


 EXPENSE LIMITATION PROVISIONS


                                              TOTAL EXPENSES
                                           LIMITED TO (% OF
 PORTFOLIOS                                DAILY NET ASSETS)
 EQ/AXP New Dimensions                            0.70%
 EQ/Alliance Technology                           0.90%
 EQ/Balanced                                      0.65%
 EQ/Lazard Small Cap Value                        0.85%
 EQ/T. Rowe Price International Stock             1.00%

 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with

----------
  61
--------------------------------------------------------------------------------

 the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider


     ----------------------------------------------------    EQ Advisors Trust

----------
   62
--------------------------------------------------------------------------------

 sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
Fund distribution arrangements



----------------
  63
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption



----------------
      64
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

 We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7
How assets are valued



----------------
  65
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. All securities held in the EQ/Alliance Money Market Portfolio are valued at amortized cost.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

 The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8
Tax information



----------------
      66
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights

--------
 67
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/AGGRESSIVE STOCK PORTFOLIO(d)(e):

                                                                                  CLASS IA
                                                -----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------
                                                       2000            1999           1998           1997           1996
                                                ----------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period ..........    $   38.01        $   34.15      $   36.22      $   35.85      $   35.68
                                                   ---------        ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .................         0.12             0.12           0.09           0.04           0.09
 Net realized and unrealized gain (loss) on
  investments .................................        (5.00)            6.22           (0.28)         3.71           7.52
                                                   ---------        ---------      ----------     ---------      ---------
 Total from investment operations .............        (4.88)            6.34           (0.19)         3.75           7.61
                                                   ---------        ---------      ----------     ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........        (0.13)            (0.12)         (0.16)         (0.05)         (0.09)
 Dividends in excess of net investment income..            -                 -              -              -              -
 Distributions from realized gains ............        (2.39)            (2.36)         (1.72)         (3.33)         (7.33)
 Distributions in excess of realized gains ....            -                 -              -              -          (0.02)
                                                   ---------        ----------     ----------     ----------     ----------
 Total dividends and distributions ............        (2.52)            (2.48)         (1.88)         (3.38)         (7.44)
                                                   ---------        ----------     ----------     ----------     ----------
Net asset value, end of period ................    $   30.61        $   38.01      $   34.15      $   36.22      $   35.85
                                                   =========        ==========     ==========     ==========     ==========
Total return ..................................       (13.13)%           18.84%          0.29%         10.94%         22.20%
                                                   =========        ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............    $3,285,884       $4,368,877     $4,346,907     $4,589,771     $3,865,256
Ratio of expenses to average net assets .......         0.65%(c)          0.56%          0.56%          0.54%          0.48%
Ratio of net investment income (loss) to
  average net assets ..........................         0.35%(c)          0.33%          0.24%          0.11%          0.24%
Portfolio turnover rate .......................          151%               87%           105%           123%           108%

                                                                                 CLASS IB
                                                --------------------------------------------------------------------------
                                                                                                            OCTOBER 2,
                                                                YEAR ENDED DECEMBER 31,                      1996* TO
                                                -------------------------------------------------------    DECEMBER 31,
                                                       2000           1999         1998         1997           1996
                                                ----------------- ------------ ------------ ----------- ------------------
Net asset value, beginning of period ..........    $    37.83       $ 34.01      $ 36.13      $ 35.83      $    37.28
                                                   ----------       -------      -------      -------      ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .................          0.06          0.03         0.01        (0.11)          (0.01)
 Net realized and unrealized gain (loss) on
  investments .................................         (4.99)         6.20         (0.29)       3.77            0.85
                                                   ----------       -------      --------     -------      ----------
 Total from investment operations .............         (4.93)         6.23         (0.28)       3.66            0.84
                                                   ----------       -------      --------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........         (0.05)         (0.05)       (0.12)      (0.03)              -
 Dividends in excess of net investment income..             -              -            -           -           (0.02)
 Distributions from realized gains ............         (2.39)         (2.36)       (1.72)      (3.33)          (0.23)
 Distributions in excess of realized gains ....             -              -            -           -           (2.04)
                                                   ----------       --------     --------     -------      ----------
 Total dividends and distributions ............         (2.44)         (2.41)       (1.84)      (3.36)          (2.29)
                                                   ----------       --------     --------     -------      ----------
Net asset value, end of period ................    $    30.46       $ 37.83      $ 34.01      $ 36.13      $    35.83
                                                   ==========       ========     ========     =======      ==========
Total return ..................................        (13.35)%        18.55%        0.05%      10.66%           2.32%(b)
                                                   ==========       ========     ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............    $  267,858       $233,265     $153,782     $73,486      $      613
Ratio of expenses to average net assets .......          0.90%(c)       0.81%        0.82%       0.81%           0.73%(a)
Ratio of net investment income (loss) to
  average net assets ..........................          0.10%(c)       0.07%        0.02%      (0.28)%         (0.10)%(a)
Portfolio turnover rate .......................           151%            87%         105%        123%            108%

-----
  68
--------------------------------------------------------------------------------

EQ/ALLIANCE COMMON STOCK PORTFOLIO

(FKA ALLIANCE COMMON STOCK PORTFOLIO) (d)(e):



                                                                          CLASS IA
                                       ------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                             2000             1999            1998           1997           1996
                                       ---------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  period .............................    $    26.17      $    24.35      $    21.61      $   18.23      $   16.48
                                          ----------      ----------      ----------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............          0.15            0.17            0.18           0.14           0.15
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................         (3.82)           5.84            5.99           5.12           3.73
                                          ----------      ----------      ----------      ---------      ---------
 Total from investment
  operations .........................         (3.67)           6.01            6.17           5.26           3.88
                                          ----------      ----------      ----------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................         (0.15)           (0.16)          (0.15)         (0.11)         (0.15)
 Dividends in excess of net
  investment income ..................             -                -               -              -              -
 Distributions from realized
  gains ..............................         (4.37)           (4.03)          (3.28)         (1.77)         (1.76)
 Distributions in excess of
  realized gains .....................             -                -               -              -          (0.22)
                                          ----------      -----------     -----------     ----------     ----------
 Total dividends and
  distributions ......................         (4.52)           (4.19)          (3.43)         (1.88)         (2.13)
                                          ----------      -----------     -----------     ----------     ----------
Net asset value, end of period .......    $    17.98       $    26.17      $    24.35      $   21.61      $   18.23
                                          ==========      ===========     ===========     ==========     ==========
Total return .........................        (14.03)%          25.19%          29.39%         29.40%         24.28%
                                          ==========      ===========     ===========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $11,797,888      $14,951,495     $12,061,977     $9,331,994     $6,625,390
Ratio of expenses to average net
  assets .............................          0.47%            0.38%           0.39%          0.39%          0.38%
Ratio of net investment income
  to average net assets ..............          0.61%            0.65%           0.75%          0.69%          0.85%
Portfolio turnover rate ..............            43%              57%             46%            52%            55%



                                                                       CLASS IB
                                       -------------------------------------------------------------------------
                                                                                                   OCTOBER 2,*
                                                       YEAR ENDED DECEMBER 31,                       1996 TO
                                       --------------------------------------------------------   DECEMBER 31,
                                             2000           1999          1998         1997           1996
                                       --------------- -------------- ------------ ------------ ----------------
Net asset value, beginning of
  period .............................    $   26.05      $   24.30      $ 21.58      $ 18.22       $   17.90
                                          ---------      ---------      -------      -------       ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.08           0.10         0.10         0.10            0.02
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................        (3.78)          5.82         6.00         5.11            1.52
                                          ---------      ---------      -------      -------       ---------
 Total from investment
  operations .........................        (3.70)          5.92         6.10         5.21            1.54
                                          ---------      ---------      -------      -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.10)          (0.14)       (0.10)       (0.08)             -
 Dividends in excess of net
  investment income ..................            -               -            -            -          (0.03)
 Distributions from realized
  gains ..............................        (4.37)          (4.03)       (3.28)       (1.77)         (0.16)
 Distributions in excess of
  realized gains .....................            -               -            -            -          (1.03)
                                          ---------      ----------     --------     --------      ---------
 Total dividends and
  distributions ......................        (4.47)          (4.17)       (3.38)       (1.85)         (1.22)
                                          ---------      ----------     --------     --------      ---------
Net asset value, end of period .......    $   17.88      $   26.05      $ 24.30      $ 21.58       $   18.22
                                          =========      ==========     ========     ========      =========
Total return .........................       (14.25)%         24.88%       29.06%       29.07%          8.49%(b)
                                          =========      ==========     ========     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $1,918,284      $1,642,066     $834,144     $228,780      $   1,244
Ratio of expenses to average net
  assets .............................         0.72%           0.63%        0.64%        0.64%          0.63%(a)
Ratio of net investment income
  to average net assets ..............         0.35%           0.39%        0.44%        0.46%          0.61%(a)
Portfolio turnover rate ..............           43%             57%          46%          52%            55%

-----
 69
--------------------------------------------------------------------------------

EQ/ALLIANCE GLOBAL PORTFOLIO
(FKA ALLIANCE GLOBAL PORTFOLIO)(d)(e):



                                                                     CLASS IA
                                   -----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                           2000             1999           1998           1997          1996
                                   ------------------- -------------- -------------- -------------- ------------
Net asset value, beginning of
  period .........................    $     25.16        $   19.46      $   17.29      $   16.92      $ 15.74
                                      -----------        ---------      ---------      ---------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
   (loss) ........................          (0.01)            0.10           0.14           0.17         0.21
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions .........          (4.44)            7.25           3.56           1.75         2.05
                                      -----------        ---------      ---------      ---------      -------
  Total from investment
   operations ....................          (4.45)            7.35           3.70           1.92         2.26
                                      -----------        ---------      ---------      ---------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .............          (0.04)            (0.02)         (0.22)         (0.36)       (0.21)
  Dividends in excess of net
   investment income .............              -                 -              -              -        (0.08)
  Distributions from realized
   gains .........................          (2.17)            (1.63)         (1.31)         (1.19)       (0.79)
  Distributions in excess of
   realized gains ................              -                 -              -              -            -
                                      -----------        ----------     ----------     ----------     --------
  Total dividends and
   distributions .................          (2.21)            (1.65)         (1.53)         (1.55)       (1.08)
                                      -----------        ----------     ----------     ----------     --------
Net asset value, end of period        $     18.50        $   25.16      $   19.46      $   17.29      $ 16.92
                                      ===========        ==========     ==========     ==========     ========
Total return .....................         (18.66)%           38.53%         21.80%         11.66%       14.60%
                                      ===========        ==========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................    $ 1,528,794        $1,869,185     $1,360,220     $1,203,867    $997,041
Ratio of expenses to average
  net assets .....................           0.78%(c)          0.70%          0.71%          0.69%       0.60 %
Ratio of net investment
  income to average net
  assets .........................          (0.03)%(c)         0.45%          0.72%          0.97%       1.28%
Portfolio turnover rate ..........             53%               93%           105%            57%         59%



                                                                    CLASS IB
                                   ---------------------------------------------------------------------------
                                                                                                OCTOBER 2,*
                                                   YEAR ENDED DECEMBER 31,                        1996 TO
                                   --------------------------------------------------------    DECEMBER 31,
                                           2000            1999         1998        1997           1996
                                   ------------------- ------------ ----------- ----------- ------------------
Net asset value, beginning of
  period .........................    $     25.05        $ 19.41      $ 17.27     $ 16.91      $    16.57
                                      -----------        -------      -------     -------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
   (loss) ........................          (0.01)          0.03        0.08        0.12             0.02
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions .........          (4.47)          7.24        3.56        1.76             0.81
                                      -----------        -------      -------     -------      ----------
  Total from investment
   operations ....................          (4.48)          7.27        3.64        1.88             0.83
                                      -----------        -------      -------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .............          (0.04)              -       (0.19)      (0.33)              -
  Dividends in excess of net
   investment income .............              -               -           -           -           (0.11)
  Distributions from realized
   gains .........................          (2.17)          (1.63)      (1.31)      (1.19)          (0.10)
  Distributions in excess of
   realized gains ................              -               -           -           -           (0.28)
                                      -----------        --------     -------     -------      ----------
  Total dividends and
   distributions .................          (2.21)          (1.63)      (1.50)      (1.52)          (0.49)
                                      -----------        --------     -------     -------      ----------
Net asset value, end of period        $     18.36         $ 25.05     $ 19.41     $ 17.27      $    16.91
                                      ===========        ========     =======     =======      ==========
Total return .....................         (18.86)%         38.17%      21.50%      11.38%           4.98%(b)
                                      ===========        ========     =======     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................    $   198,482        $121,052     $47,982     $21,520      $      290
Ratio of expenses to average
  net assets .....................           1.03%(c)        0.95%       0.96%       0.97%           0.86% (a)
Ratio of net investment
  income to average net
  assets .........................          (0.28)%(c)       0.16%       0.41%       0.67%           0.48% (a)
Portfolio turnover rate ..........             53%             93%        105%         57%             59%



     -------------------------                               EQ Advisors Trust

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  70
--------------------------------------------------------------------------------

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO
(FKA ALLIANCE GROWTH AND INCOME PORTFOLIO)(d)(e):



                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         2000           1999          1998         1997         1996
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   18.24      $   16.99      $ 15.38      $ 13.01      $ 11.70
                                      ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.17           0.06         0.06         0.15         0.24
  Net realized and unrealized
   gain (loss) on
   investments ....................        1.35           3.05         3.08         3.30         2.05
                                      ---------      ---------      -------      -------      -------
  Total from investment
   operations .....................        1.52           3.11         3.14         3.45         2.29
                                      ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.16)         (0.05)       (0.05)       (0.15)       (0.23)
  Distributions from realized
   gains ..........................        (1.90)         (1.81)       (1.48)       (0.93)       (0.75)
                                      ----------     ----------     --------     --------     --------
  Total dividends and
   distributions ..................        (2.06)         (1.86)       (1.53)       (1.08)       (0.98)
                                      ----------     ----------     --------     --------     --------
Net asset value, end of period         $   17.70      $   18.24      $ 16.99      $ 15.38      $ 13.01
                                      ==========     ==========     ========     ========     ========
Total return ......................         8.95%         18.66%       20.86%       26.90%       20.09%
                                      ==========     ==========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $1,418,245     $1,241,619     $877,744     $555,059     $232,080
Ratio of expenses to average
  net assets ......................         0.61%          0.57%        0.58%        0.58%        0.58%
Ratio of net investment
  income to average net
  assets ..........................         0.92%          0.33%        0.38%        0.99%        1.94%
Portfolio turnover rate ...........           57%            70%          74%          79%          88%



                                                            CLASS IB
                                    ---------------------------------------------------------
                                                                              MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,                 TO
                                    --------------------------------------    DECEMBER 31,
                                        2000         1999         1998            1997
                                    ------------ ------------ ------------ ------------------
Net asset value, beginning of
  period ..........................   $ 18.16      $ 16.95      $ 15.36        $  13.42
                                      -------      -------      -------        ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.13         0.01         0.03            0.05
  Net realized and unrealized
   gain (loss) on
   investments ....................      1.34         3.04         3.07            2.91
                                      -------      -------      -------        ---------
  Total from investment
   operations .....................      1.47         3.05         3.10            2.96
                                      -------      -------      -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.12)       (0.03)       (0.03)         (0.09)
  Distributions from realized
   gains ..........................      (1.90)       (1.81)       (1.48)         (0.93)
                                      --------     --------     --------       ---------
  Total dividends and
   distributions ..................      (2.02)       (1.84)       (1.51)         (1.02)
                                      --------     --------     --------       ---------
Net asset value, end of period        $  17.61      $ 18.16      $ 16.95        $  15.36
                                      ========     ========     ========       =========
Total return ......................       8.68%       18.37%       20.56%         22.41%(b)
                                      ========     ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $464,600     $261,663     $120,558       $  32,697
Ratio of expenses to average
  net assets ......................       0.86%        0.82%        0.83%          0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.71%        0.06%        0.17%          0.43%(a)
Portfolio turnover rate ...........         57%          70%          74%            79%

-----
 71
--------------------------------------------------------------------------------

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
(FKA ALLIANCE GROWTH INVESTORS PORTFOLIO)(d)(e):



                                                                          CLASS IA
                                       ------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                             2000             1999            1998           1997           1996
                                       --------------- ----------------- -------------- -------------- --------------
Net asset value, beginning of
  period .............................    $   22.57        $  19.87        $   18.55      $   17.20      $   17.68
                                          ---------        --------        ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.42            0.37             0.41           0.41           0.40
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................        (1.99)           4.83             3.03           2.43           1.66
                                          ---------        --------        ---------      ---------      ---------
 Total from investment
  operations .........................        (1.57)           5.20             3.44           2.84           2.06
                                          ---------        --------        ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.40)          (0.35)            (0.41)         (0.46)         (0.40)
 Dividends in excess of net
  investment income ..................            -               -                 -              -          (0.03)
 Distributions from realized
  gains ..............................        (1.43)          (2.15)            (1.71)         (1.03)         (2.10)
 Distributions in excess of
  realized gains .....................            -               -                 -              -          (0.01)
                                          ---------        --------        ----------     ----------     ----------
 Total dividends and
  distributions ......................        (1.83)          (2.50)            (2.12)         (1.49)         (2.54)
                                          ---------        --------        ----------     ----------     ----------
Net asset value, end of period .......    $   19.17        $  22.57        $   19.87      $   18.55      $   17.20
                                          =========        ========        ==========     ==========     ==========
Total return .........................        (6.71)%         26.58%            19.13%         16.87%         12.61%
                                          =========        ========        ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $2,293,353      $2,495,787        $1,963,074     $1,630,389     $1,301,643
Ratio of expenses to average net
  assets .............................         0.60%           0.53%(d)          0.55%          0.57%          0.57%
Ratio of net investment income
  to average net assets ..............         1.89%           1.71%(d)          2.10%          2.18%          2.31%
Portfolio turnover rate ..............           80%             98%              102%           121%           190%



                                                                    CLASS IB
                                       -------------------------------------------------------------------
                                                                                             OCTOBER 2,*
                                                    YEAR ENDED DECEMBER 31,                    1996 TO
                                       --------------------------------------------------   DECEMBER 31,
                                            2000         1999         1998        1997          1996
                                       ------------- ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period .............................    $ 22.51      $ 19.84      $ 18.52     $ 17.19      $   16.78
                                          -------      -------      -------     -------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............       0.36         0.31        0.36        0.36            0.07
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................      (1.99)        4.82        3.03        2.43            0.71
                                          -------      -------      -------     -------      ---------
 Total from investment
  operations .........................      (1.63)        5.13        3.39        2.79            0.78
                                          -------      -------      -------     -------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................      (0.35)        (0.31)      (0.36)      (0.43)         (0.02)
 Dividends in excess of net
  investment income ..................          -             -           -           -          (0.09)
 Distributions from realized
  gains ..............................      (1.43)        (2.15)      (1.71)      (1.03)         (0.02)
 Distributions in excess of
  realized gains .....................          -             -           -           -          (0.24)
                                          -------      --------     -------     -------      ---------
 Total dividends and
  distributions ......................      (1.78)        (2.46)      (2.07)      (1.46)         (0.37)
                                          -------      --------     -------     -------      ---------
Net asset value, end of period .......    $ 19.10      $ 22.51      $ 19.84     $ 18.52      $   17.19
                                          =======      ========     =======     =======      =========
Total return .........................      (6.94)%       26.27%      18.83%      16.58%          4.64%(b)
                                          =======      ========     =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $326,220      $202,850     $92,027     $35,730      $     472
Ratio of expenses to average net
  assets .............................       0.85%         0.78%       0.80%       0.82%          0.84%(a)
Ratio of net investment income
  to average net assets ..............       1.64%         1.44%       1.85%       1.88%          1.69%(a)
Portfolio turnover rate ..............         80%           98%        102%        121%           190%

     -------------------------                               EQ Advisors Trust

-----
  72
--------------------------------------------------------------------------------

EQ/ALLIANCE HIGH YIELD PORTFOLIO
(FKA ALLIANCE HIGH YIELD PORTFOLIO)(d)(e):



                                                                    CLASS IA
                                        -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------
                                            2000         1999          1998         1997         1996
                                        ------------ ------------ ------------- ------------ ------------
Net asset value, beginning of
  period ..............................   $  7.43      $  8.71       $ 10.41      $ 10.02      $  9.64
                                          -------      -------       -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................      0.76         0.90          1.07         1.04         1.02
 Net realized and unrealized gain
  (loss) on investments ...............     (1.40)       (1.19)        (1.56)        0.75         1.07
                                          -------      -------       -------      -------      -------
 Total from investment
  operations ..........................     (0.64)       (0.29)        (0.49)        1.79         2.09
                                          -------      -------       -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................     (0.79)       (0.96)        (1.03)        (0.97)       (0.98)
 Dividends in excess of net
  investment
  income ..............................         -            -             -             -        (0.03)
 Distributions from realized gains              -        (0.01)        (0.18)        (0.43)       (0.70)
 Distributions in excess
  of realized gains ...................         -            -             -             -            -
 Return of capital distributions ......         -        (0.02)
                                          -------      -------
 Total dividends and distributions          (0.79)       (0.99)        (1.21)       (1.40)       (1.71)
                                          -------      -------       -------      --------     --------
Net asset value, end of period ........   $  6.00      $  7.43       $  8.71      $ 10.41      $ 10.02
                                          =======      =======       =======      ========     ========
Total return ..........................     (8.65)%      (3.35)%       (5.15)%      18.48%       22.89%
                                          =======      =======       =======      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....  $263,012     $336,292      $405,308      $355,473    $199,360
Ratio of expenses to average net
  assets ..............................      0.67%        0.63%         0.63%         0.62%       0.59%
Ratio of net investment income to
  average net assets ..................     10.54%       10.53%        10.67%         9.82%       9.93%
Portfolio turnover rate ...............        87%         178%          181%          390%        485%



                                                                       CLASS IB
                                        ----------------------------------------------------------------------
                                                                                                OCTOBER 2,*
                                                      YEAR ENDED DECEMBER 31,                     1996 TO
                                        ---------------------------------------------------    DECEMBER 31,
                                            2000         1999          1998         1997           1996
                                        ------------ ------------ ------------- ----------- ------------------
Net asset value, beginning of
  period ..............................   $  7.40      $  8.69       $ 10.39      $ 10.01      $    10.25
                                          -------      -------       -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................      0.74         0.87          1.04        1.05             0.19
 Net realized and unrealized gain
  (loss) on investments ...............     (1.40)       (1.18)        (1.56)       0.71             0.15
                                          -------      -------       -------      -------      ----------
 Total from investment
  operations ..........................     (0.66)       (0.31)        (0.52)       1.76             0.34
                                          -------      -------       -------      -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................     (0.77)       (0.95)        (1.00)       (0.95)          (0.03)
 Dividends in excess of net
  investment
  income ..............................         -            -             -            -           (0.25)
 Distributions from realized gains              -        (0.01)        (0.18)       (0.43)          (0.01)
 Distributions in excess
  of realized gains ...................         -            -             -            -           (0.29)
 Return of capital distributions ......         -        (0.02)
                                          -------      -------
 Total dividends and distributions          (0.77)       (0.98)        (1.18)       (1.38)          (0.58)
                                          -------      -------       -------      -------      ----------
Net asset value, end of period ........   $  5.97      $  7.40       $  8.69      $ 10.39      $    10.01
                                          =======      =======       =======      =======      ==========
Total return ..........................     (8.90)%      (3.58)%       (5.38)%      18.19%           3.32%(b)
                                          =======      =======       =======      =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....  $230,916     $230,290       $207,042     $66,338      $      685
Ratio of expenses to average net
  assets ..............................      0.92%        0.88%         0.88%        0.88%           0.82%(a)
Ratio of net investment income to
  average net assets ..................     10.28%       10.25%        10.60%        9.76%           8.71%(a)
Portfolio turnover rate ...............        87%         178%          181%         390%            485%

-----
 73
--------------------------------------------------------------------------------

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
(FKA ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO)(d)(e):



                                                                   CLASS IA
                                        ---------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------
                                            2000         1999         1998         1997         1996
                                        ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of
  period ..............................   $  9.18      $  9.67      $  9.44      $  9.29      $ 9.47
                                          -------      -------      -------      -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................      0.55         0.50         0.50         0.53        0.54
 Net realized and unrealized
  gain (loss) on investments ..........      0.30         (0.49)       0.21         0.13        (0.19)
                                          -------      --------     -------      -------      -------
 Total from investment
  operations ..........................      0.85         0.01         0.71         0.66        0.35
                                          -------      --------     -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................      (0.56)       (0.50)       (0.48)       (0.51)      (0.53)
 Tax return of capital
  distributions .......................      (0.01)           -            -            -           -
                                          --------     --------     --------     --------     -------
Total dividends and distributions......      (0.57)       (0.50)       (0.48)       (0.51)      (0.53)
                                          --------     --------     --------     --------     -------
Net asset value, end of period ........   $   9.46      $  9.18      $  9.67      $  9.44      $ 9.29
                                          ========     ========     ========     ========     =======
Total return ..........................       9.27%        0.02%        7.74%        7.29%       3.78%
                                          ========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $142,822     $156,864     $153,383     $115,114     $88,384
Ratio of expenses to average net
  assets ..............................       0.58%        0.55%        0.55%        0.55%       0.56%
Ratio of net investment income to
  average net assets ..................       5.83%        5.16%        5.21%        5.61%       5.73%
Portfolio turnover rate ...............        541%         408%         539%         285%        318%



                                                              CLASS IB
                                        -----------------------------------------------------
                                                                               MAY 1, 1997*
                                              YEAR ENDED DECEMBER 31,               TO
                                        ------------------------------------   DECEMBER 31,
                                            2000        1999         1998          1997
                                        ----------- ------------ ----------- ----------------
Net asset value, beginning of
  period ..............................   $ 9.15      $  9.66      $ 9.43       $    9.27
                                          ------      -------      ------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ................     0.52         0.47        0.47            0.32
 Net realized and unrealized
  gain (loss) on investments ..........     0.31        (0.49)       0.22            0.22
                                          ------      -------      ------       ---------
 Total from investment
  operations ..........................     0.83        (0.02)       0.69            0.54
                                          ------      -------      ------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................     (0.54)      (0.49)       (0.46)         (0.38)
 Tax return of capital
  distributions .......................     (0.01)          -            -              -
                                          -------     -------      -------      ---------
Total dividends and distributions......     (0.55)      (0.49)       (0.46)         (0.38)
                                          -------     -------      -------      ---------
Net asset value, end of period ........   $ 9.43      $  9.15      $ 9.66       $    9.43
                                          =======     =======      =======      =========
Total return ..........................      8.99%      (0.23)%       7.48%          5.83%(b)
                                          =======     =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $71,267     $45,911      $30,898      $   5,052
Ratio of expenses to average net
  assets ..............................      0.83%       0.80%        0.80%          0.81%(a)
Ratio of net investment income to
  average net assets ..................      5.55%       4.91%        4.87%          5.15%(a)
Portfolio turnover rate ...............       541%        408%         539%           285%

     -------------------------                               EQ Advisors Trust

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EQ/ALLIANCE MONEY MARKET PORTFOLIO

(FKA ALLIANCE MONEY MARKET PORTFOLIO)(d)(e):

                                                              CLASS IA
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      2000         1999         1998         1997         1996
                                  ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ........................   $ 10.28     $  10.22     $  10.18     $  10.17     $  10.16
                                    --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.64         0.51         0.53         0.54         0.54
  Net realized and unrealized
   gain (loss) on
   investments ..................          -            -            -            -       (0.01)
                                    --------     --------     --------     --------     --------
  Total from investment
   operations ...................      0.64         0.51         0.53         0.54         0.53
                                    --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.59)       (0.45)       (0.49)       (0.53)       (0.52)
  Dividends in excess of net
   investment income ............          -            -            -            -            -
                                    --------     --------     --------     --------     --------
  Total dividends and
   distributions ................     (0.59)       (0.45)       (0.49)       (0.53)       (0.52)
                                    --------     --------     --------     --------     --------
Net asset value, end of period      $ 10.33     $  10.28     $  10.22     $  10.18     $  10.17
                                    ========     ========     ========     ========     ========
Total return ....................      6.24%        4.96%        5.34%        5.42%        5.33%
                                    ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $893,097     $883,988     $723,311     $449,960     $463,422
Ratio of expenses to average
  net assets ....................      0.40%        0.37%        0.37%        0.39%        0.43%
Ratio of net investment
  income to average net
  assets ........................      6.02%        4.91%        5.13%        5.28%        5.17%

                                                                 CLASS IB
                                  -----------------------------------------------------------------------
                                                                                           OCTOBER 2,
                                                YEAR ENDED DECEMBER 31,                     1996* TO
                                  ---------------------------------------------------     DECEMBER 31,
                                      2000         1999         1998         1997             1996
                                  ------------ ------------ ------------ ------------ -------------------
Net asset value, beginning of
  period ........................   $ 10.25     $  10.21     $  10.17     $  10.16      $     10.16
                                    --------     --------     --------     --------      -----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.61         0.49         0.49         0.52             0.11
  Net realized and unrealized
   gain (loss) on
   investments ..................     (0.01)       (0.01)        0.02            -             0.01
                                    --------     --------     --------     --------      -----------
  Total from investment
   operations ...................      0.60         0.48         0.51         0.52             0.12
                                    --------     --------     --------     --------      -----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.57)       (0.44)       (0.47)       (0.51)           (0.02)
  Dividends in excess of net
   investment income ............          -            -            -            -           (0.10)
                                    --------     --------     --------     --------      -----------
  Total dividends and
   distributions ................     (0.57)       (0.44)       (0.47)       (0.51)           (0.12)
                                    --------     --------     --------     --------      -----------
Net asset value, end of period      $  10.28     $  10.25     $  10.21     $  10.17      $     10.16
                                    ========     ========     ========     ========      ===========
Total return ....................       5.99%        4.71%        5.08%        5.16%            1.29% (b)
                                    ========     ========     ========     ========      ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................   $677,333     $559,713     $386,718     $123,675      $     3,184
Ratio of expenses to average
  net assets ....................       0.65%        0.62%        0.62%        0.63%            0.67% (a)
Ratio of net investment
  income to average net
  assets ........................       5.78%        4.68%        4.82%        5.02%            4.94% (a)

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 75
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EQ/ALLIANCE TECHNOLOGY PORTFOLIO:



                                                                                     CLASS IA                 CLASS IB
                                                                             ----------------------- -------------------------
                                                                                   MAY 1, 2000*             MAY 1, 2000*
                                                                                        TO                       TO
                                                                                DECEMBER 31, 2000        DECEMBER 31, 2000
                                                                             ----------------------- -------------------------
Net asset value, beginning of period .......................................     $     10.00                  $ 10.00
                                                                                 -----------                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................            0.01                       -
  Net realized and unrealized gain (loss) on investments ...................           (3.33)                  (3.33)
                                                                                 -----------                  -------
  Total from investment operations .........................................           (3.32)                  (3.33)
                                                                                 -----------                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................               -                       -
  Distributions from realized gains ........................................               -                       -
                                                                                 -----------                  -------
  Total dividends and distributions ........................................               -                       -
                                                                                 -----------                  -------
Net asset value, end of period .............................................     $      6.68                  $  6.67
                                                                                 ===========                  =======
Total return ...............................................................          (33.20)%(b)              (33.30)%(b)
                                                                                 ===========                =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................     $    22,880                $ 275,140
Ratio of expenses to average net assets after waivers ......................            0.90%(a)(c)              1.15 %(a)(c)
Ratio of expenses to average net assets before waivers .....................            0.96%(a)(c)              1.21 %(a)(c)
Ratio of net investment income to (loss) average net assets after waivers ..            0.25%(a)(c)             (0.00)%(a)(c)
Ratio of net investment income to (loss) average net assets before waivers .            0.18%(a)(c)             (0.07)%(a)(c)
Portfolio turnover rate ....................................................              49%                      49%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...............................     $         -                 $     -

     -------------------------                               EQ Advisors Trust

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  76
--------------------------------------------------------------------------------

EQ/AXP NEW DIMENSIONS PORTFOLIO:

                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (1.69)
                                                                                 ----------
  Total from investment operations ........................................           (1.68)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     8.31
                                                                                 ==========
Total return ..............................................................          (16.78)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $    6,899
Ratio of expenses to average net assets after waivers .....................            0.95%(a)
Ratio of expenses to average net assets before waivers ....................            2.13%(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.55%(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.63)%(a)
Portfolio turnover rate ...................................................               3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................      $     0.02

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 77
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO(D)(E):



                                                                     CLASS IA
                                    ---------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------
                                          2000           1999           1998           1997           1996
                                    --------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                                       ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.60           0.52           0.56           0.58           0.53
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        (0.92)          2.69           2.54           1.86           1.31
                                       ---------      ---------      ---------      ---------      ---------
  Total from investment
   operations .....................        (0.32)          3.21           3.10           2.44           1.84
                                       ---------      ---------      ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.62)         (0.56)         (0.50)         (0.59)         (0.53)
  Distributions from realized
   gains ..........................        (3.04)         (1.98)         (1.67)         (0.91)         (1.40)
  Distributions in excess of
   realized gains .................            -               -              -              -         (0.03)
                                       ---------      ----------     ----------     ----------     ----------
  Total dividends and
   distributions ..................        (3.66)         (2.54)         (2.17)         (1.50)         (1.96)
                                       ---------      ----------     ----------     ----------     ----------
Net asset value, end of period         $   15.20      $   19.18      $   18.51      $   17.58      $   16.64
                                       =========      ==========     ==========     ==========     ==========
Total return ......................        (1.32)%        17.79%         18.11%         15.06%         11.68%
                                       =========      ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................   $1,914,143     $2,126,313     $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to average
  net assets ......................         0.59%           0.44%          0.45%          0.45%          0.41%
Ratio of net investment
  income to average net
  assets ..........................         3.17%           2.68%          3.00%          3.30%          3.15%
Portfolio turnover rate ...........          183%            107%            95%           146%           177%



                                                      CLASS IB
                                    ---------------------------------------------
                                           YEAR ENDED            JULY 8, 1998*
                                          DECEMBER 31,                 TO
                                    -------------------------     DECEMBER 31,
                                        2000         1999             1998
                                    ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................  $   19.15    $  18.51         $  19.48
                                     ---------    --------         --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.55        0.47            0.24
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      (0.93)       2.69            0.66
                                     ---------    --------         --------
  Total from investment
   operations .....................      (0.38)       3.16            0.90
                                     ---------    --------         --------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.59)       (0.54)         (0.20)
  Distributions from realized
   gains ..........................      (3.04)       (1.98)         (1.67)
  Distributions in excess of
   realized gains .................          -            -             -
                                     ---------    ---------        --------
  Total dividends and
   distributions ..................      (3.63)       (2.52)         (1.87)
                                     ---------    ---------        --------
Net asset value, end of period       $   15.14    $   19.15        $  18.51
                                     =========    =========        ========
Total return ......................      (1.58)%      17.50%           4.92 %(b)
                                     =========    =========   =============
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................  $  41,282    $  10,701        $    10
Ratio of expenses to average
  net assets ......................       0.84%        0.69%          0.70% (a)
Ratio of net investment
  income to average net
  assets ..........................       2.92%        2.43%          2.65% (a)
Portfolio turnover rate ...........        183%         107%            95%

     -------------------------                               EQ Advisors Trust

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  78
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EQ/EQUITY 500 INDEX PORTFOLIO
(FKA EQ EQUITY 500 INDEX PORTFOLIO)(d)(e):

                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                          2000           1999           1998          1997         1996
                                    --------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................    $   29.57      $   25.00      $   19.74      $ 15.16      $ 13.13
                                       ---------      ---------      ---------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.25           0.28           0.27         0.26         0.27
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........        (3.13)          4.78           5.25         4.64         2.65
                                       ---------      ---------      ---------      -------      -------
  Total from investment
   operations .....................        (2.88)          5.06           5.52         4.90         2.92
                                       ---------      ---------      ---------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.19)          (0.27)         (0.25)       (0.25)       (0.25)
  Distributions from realized
   gains ..........................        (1.16)          (0.22)         (0.01)       (0.07)       (0.64)
                                       ---------      ----------     ----------     --------     --------
  Total dividends and
   distributions ..................        (1.35)          (0.49)         (0.26)       (0.32)       (0.89)
                                       ---------      ----------     ----------     --------     --------
Net asset value, end of period         $   25.34      $    29.57      $   25.00      $ 19.74      $ 15.16
                                       =========      ==========     ==========     ========     ========
Total return ......................        (9.58)%         20.38%         28.07%       32.58%       22.39%
                                       =========      ==========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..   $2,106,901      $2,618,539     $1,689,913     $943,631     $386,249
Ratio of expenses to average
  net assets ......................         0.32%           0.33%          0.34%        0.37%        0.39%
Ratio of net investment income to
  average net assets ..............         0.87%           1.05%          1.23%        1.46%        1.91%
Portfolio turnover rate ...........           17%              5%             6%           3%          15%

                                                           CLASS IB
                                    ------------------------------------------------------
                                                                             MAY 1,1997*
                                           YEAR ENDED DECEMBER 31,               TO
                                    -------------------------------------   DECEMBER 31,
                                         2000         1999        1998          1997
                                    ------------- ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $ 29.50      $ 24.98    $ 19.73       $   16.35
                                       -------      -------    -------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.16        0.21        0.22            0.14
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........      (3.11)       4.78        5.24            3.48
                                       -------      -------    -------       ---------
  Total from investment
   operations .....................      (2.95)       4.99        5.46            3.62
                                       -------      -------    -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.17)       (0.25)      (0.20)         (0.17)
  Distributions from realized
   gains ..........................      (1.16)       (0.22)      (0.01)         (0.07)
                                       -------      -------    --------      ---------
  Total dividends and
   distributions ..................      (1.33)       (0.47)      (0.21)         (0.24)
                                       -------      -------    --------      ---------
Net asset value, end of period         $ 25.22      $ 29.50     $ 24.98      $   19.73
                                       =======      =======    ========      =========
Total return ......................      (9.81)%      20.08%      27.74%         22.28%(b)
                                       =======      =======    ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..   $928,578      $20,931    $    443      $     110
Ratio of expenses to average
  net assets ......................       0.57%        0.58%       0.59%          0.62%(a)
Ratio of net investment income to
  average net assets ..............       0.58%        0.78%       0.98%          1.10%(a)
Portfolio turnover rate ...........         17%           5%          6%             3%

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 79
--------------------------------------------------------------------------------

EQ/LAZARD SMALL CAP VALUE PORTFOLIO
(FKA LAZARD SMALL CAP VALUE PORTFOLIO):**



                                                                                      CLASS IB
                                                                   -----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   -----------------------------------------------
                                                                        2000             1999            1998
                                                                   --------------   -------------   --------------
Net asset value, beginning of year .............................      $    9.32        $   9.27        $  10.00
                                                                      ---------        --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................           0.03            0.04            0.02
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................           1.68            0.11           (0.72)
                                                                      ---------        --------        --------
  Total from investment operations .............................           1.71            0.15           (0.70)
                                                                      ---------        --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................          (0.02)          (0.04)          (0.03)
  Distributions from realized gains ............................          (0.25)          (0.06)             -
                                                                      ----------       ---------       --------
  Total dividends and distributions ............................          (0.27)          (0.10)          (0.03)
                                                                      ----------       ---------       --------
Net asset value, end of year ...................................      $   10.76        $   9.32        $   9.27
                                                                      ==========       =========       ========
Total return ...................................................          18.56 %          1.66 %         (7.03)%
                                                                      ==========    ============       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $  107,433       $  72,607       $  51,046
Ratio of expenses to average net assets after waivers ..........          1.12%           1.20%            1.20%
Ratio of expenses to average net assets before waivers .........          1.15%           1.30%            1.54%
Ratio of net investment income to average net assets after
  waivers ......................................................          0.31%           0.48%            0.52%
Ratio of net investment income to average net assets before
  waivers ......................................................          0.28%           0.39%            0.18%
Portfolio turnover rate ........................................            69%             48%              21%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $       -         $   0.01         $   0.02



     -------------------------                               EQ Advisors Trust

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  80
--------------------------------------------------------------------------------

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
(FKA MFS EMERGING GROWTH COMPANIES PORTFOLIO):

                                                                 CLASS IA
                                        -----------------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                        ---------------------------------     NOVEMBER 24, 1998*
                                                                                      TO
                                             2000             1999            DECEMBER 31, 1998
                                        ------------- ------------------- -------------------------
Net asset value, beginning of
  period ..............................   $   27.40      $     16.04           $      14.18
                                          ---------      -----------           ------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income(loss) ..........        0.04             0.01                      -
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions               (5.13)           11.83                   1.86
                                          ---------      -----------           ------------
 Total from investment
  operations ..........................       (5.09)           11.84                   1.86
                                          ---------      -----------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................           -                -                      -
 Distributions from realized gains                -            (0.48)                     -
 Distributions in excess of
  realized gains ......................       (1.40)               -                      -
                                          ---------      -----------           ------------
 Total dividends and distributions            (1.40)           (0.48)                     -
                                          ---------      -----------           ------------
Net asset value, end of period ........   $   20.91      $     27.40           $      16.04
                                          =========      ===========           ============
Total return ..........................      (18.56)%          74.43%                 13.12%(b)
                                          =========      ===========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $  72,889      $    46,248               $  5,978
Ratio of expenses to average net
  assets after waivers ................        0.70%            0.60%(c)               0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers ...............        0.70%            0.70%(c)               0.79%(a)(c)
Ratio of net investment income to
  average net assets after
  waivers .............................        0.15%            0.09%(c)              (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers .............................        0.14%           (0.01)%(c)             (0.24)%(a)(c)
Portfolio turnover rate ...............         203%             184%                    79%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................   $       -      $      0.01           $          -



                                                                        CLASS IB
                                        -------------------------------------------------------------------------
                                                              YEAR ENDED                          MAY 1, 1997*
                                                             DECEMBER 31,                              TO
                                        ------------------------------------------------------    DECEMBER 31,
                                              2000              1999               1998               1997
                                        --------------- ------------------- ------------------ ------------------
Net asset value, beginning of
  period ..............................     $   27.33      $     16.04         $    11.92         $    10.00
                                            ---------      -----------         ----------         ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income(loss) ..........         (0.02)           (0.02)             (0.03)              0.02
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 (5.13)           11.79               4.15               2.21
                                            ---------      -----------         ----------         ----------
 Total from investment
  operations ..........................         (5.15)           11.77               4.12               2.23
                                            ---------      -----------         ----------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................             -                -                  -              (0.02)
 Distributions from realized gains                  -            (0.48)                 -              (0.18)
 Distributions in excess of
  realized gains ......................         (1.40)               -                  -              (0.11)
                                            ---------      -----------         ----------         ----------
 Total dividends and distributions              (1.40)           (0.48)                 -              (0.31)
                                            ---------      -----------         ----------         ----------
Net asset value, end of period ........     $   20.78      $     27.33         $    16.04         $    11.92
                                            =========      ===========         ==========         ==========
Total return ..........................        (18.83)%          73.62%             34.57%             22.42%(b)
                                            =========      ===========         ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....    $2,142,512       $1,665,635         $  461,307         $   99,317
Ratio of expenses to average net
  assets after waivers ................          0.95%            0.85%(c)           0.85%(c)           0.85%(a)
Ratio of expenses to average net
  assets before waivers ...............          0.95%            0.95%(c)           1.04%(c)           1.82%(a)
Ratio of net investment income to
  average net assets after
  waivers .............................         (0.11)%          (0.16)%(c)         (0.30)%(c)          0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers .............................         (0.11)%          (0.26)%(c)         (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ...............           203%             184%                79%               116%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................     $       -       $     0.01         $     0.02         $     0.04

-----
 81
--------------------------------------------------------------------------------

EQ/T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
(FKA T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO):



                                                                                        CLASS IB
                                                                         ---------------------------------------
                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2000            1999       1998
                                                                               ----            ----       ----
Net asset value, beginning of period ...................................   $  14.42      $ 11.10      $  9.85
                                                                           --------      ----------   --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................................       0.01         0.06         0.06
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................      (2.74)        3.46         1.28
                                                                           --------      ----------   --------
  Total from investment operations .....................................      (2.73)        3.52         1.34
                                                                           --------      ----------   --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................................          -         (0.05)       (0.07)
  Dividends in excess of net investment income .........................          -             -        (0.02)
  Distributions from realized gains ....................................      (0.89)            -            -
  Distributions in excess of realized gains ............................      (0.10)        (0.15)           -
                                                                           --------      ----------   --------
  Total dividends and distributions ....................................      (0.99)        (0.20)       (0.09)
                                                                           --------      ----------   --------
Net asset value, end of period .........................................   $  10.70      $ 14.42      $ 11.10
                                                                           ========      ==========   ========
Total return ...........................................................     (18.70)%       31.92%       13.68%
                                                                           ========      ==========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................   $223,631     $214,899      $134,653
Ratio of expenses to average net assets after waivers ..................       1.24%        1.20%         1.20%
Ratio of expenses to average net assets before waivers .................       1.24%        1.29%         1.40%
Ratio of net investment income to average net assets after waivers .....       0.08%        0.51%         0.67%
Ratio of net investment income to average net assets before waivers ....       0.07%        0.42%         0.47%
Portfolio turnover rate ................................................         48%          25%           22%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ..........................   $      -      $   0.01      $   0.02



                                                                              CLASS IB
                                                                         ------------------
                                                                            MAY 1, 1997*
                                                                                 TO
                                                                            DECEMBER 31,
                                                                                  1997
                                                                                  ----
Net asset value, beginning of period ...................................    $    10.00
                                                                            ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................................          0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         (0.17)
                                                                            ----------
  Total from investment operations .....................................         (0.15)
                                                                            ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................................             -
  Dividends in excess of net investment income .........................             -
  Distributions from realized gains ....................................             -
  Distributions in excess of realized gains ............................             -
                                                                            ----------
  Total dividends and distributions ....................................             -
                                                                            ----------
Net asset value, end of period .........................................    $     9.85
                                                                            ==========
Total return ...........................................................         (1.49)%(b)
                                                                            ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................    $   69,572
Ratio of expenses to average net assets after waivers ..................          1.20%(a)
Ratio of expenses to average net assets before waivers .................          2.56%(a)
Ratio of net investment income to average net assets after waivers .....          0.45%(a)
Ratio of net investment income to average net assets before waivers ....         (0.91)%(a)
Portfolio turnover rate ................................................            17%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ..........................    $     0.05

----------
*     Commencement of Operations.
**    Commenced operations on January 1, 1998.
(a)        Annualized.
(b)        Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.


 -------------------------                                   EQ Advisors Trust

10
Prior performance of each adviser



----------------
      82
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or composite of other institutional private accounts and registered investment companies managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

 The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

 The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

-----
 83
--------------------------------------------------------------------------------

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS
AS OF 12/31/00
The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


                                                                   1           5           10       Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year        Years       Years     Inception      Date
----------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
Benchmark
-----------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - A CLASS(4) EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                -24.62%      21.40%      26.75%      N/A         3/1/82
NASDAQ Composite Index                                          -39.29%      18.62%      20.78%
-----------------------------------------------------------    -------       -----       -----
 AXP NEW DIMENSIONS FUND(2), (3) - AEFC (EQ/AXP NEW DIMENSIONS PORTFOLIO)
                                                                 -8.82%      19.00%      18.96%      N/A         8/1/68
S&P 500 Index(1)                                                 -9.10%      18.33%      17.44%      N/A
-----------------------------------------------------------    -------       -----       -----   -----------

 1 The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

 2 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary. 3 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

 4 The annual fees and expenses of the similar registered investment company
   (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.


     -------------------------                               EQ Advisors Trust

----------------

--------------------------------------------------------------------------------

 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953